EXHIBIT 10.4

REORGANIZATION AGREEMENT

This REORGANIZATION AGREEMENT (this “Agreement”), dated as of February 10, 2021, is entered into by and among (a) Cure TopCo, LLC, a Delaware limited liability company (the “Company”); (b) New Remedy Corp., a Delaware corporation (“New Remedy”); New Mountain Partners V (AIV-C), L.P., a Delaware limited partnership (“NMP AIV”); Cure Aggregator, LLC, a Delaware limited liability company (“Aggregator LLC”); TTCP Executive Fund – CA, LLC, a Delaware limited liability company, HV Special Situations Fund L.P. (UAW), a Delaware limited partnership and THV COH Blocker Corp., a Delaware corporation (each entity set forth in this clause (b), a “Pre-IPO LLC Member” and, together, the “Pre-IPO LLC Members”) and (c) Signify Health, Inc., a Delaware corporation (“Pubco”).

RECITALS:
WHEREAS, the Board of Directors of Pubco (the “Board”) has determined to effect an underwritten initial public offering (the “IPO”) of Pubco’s Class A Common Stock (as defined below);
WHEREAS, the parties hereto desire to enter into the Reorganization Documents (as defined below) and effect the other Reorganization Transactions (as defined below) to facilitate completion of, or otherwise in connection with, the IPO.
OPERATIVE TERMS:
NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual promises hereinafter set forth, the parties hereto hereby agree as follows:
ARTICLE I
DEFINITIONS

Section 1.1 Certain Defined Terms. As used herein, the following terms shall have the following meanings:

(a)“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by applicable law to close.
(b)“Class A Common Stock” means the Class A Common Stock, par value $0.01 per share, of Pubco, having the rights set forth in the Amended and Restated Certificate of Incorporation.
(c)“Class B Common Stock” means the Class B Common Stock, par value $0.01 per share, of Pubco, having the rights set forth in the Amended and Restated Certificate of Incorporation.

(d)“Continuing Pre-IPO LLC Member” means each Pre-IPO LLC Member that will continue to hold LLC Units following the Reorganization Transactions.
(e)“IPO Closing” means the initial closing of the sale of the Class A Common Stock in the IPO.

(f)“IPO Closing Date” means the date of the IPO Closing.

(g)“LLC Units” has the meaning given to such term in the Third Amended and Restated LLC Agreement.

(h)“Person” means any individual, corporation, partnership, limited liability company, trust, estate, joint venture, governmental authority or other entity.
(i)“Reorganization Documents” means each of the documents attached as an exhibit hereto and all other agreements and documents entered into in connection with the Reorganization Transactions.
(j) “Second Amended and Restated LLC Agreement” means the Second Amended and Restated Limited Liability Company Agreement of the Company, dated November 27, 2019, as amended on October 1, 2020.
Section 1.2 Terms Defined Elsewhere in this Agreement. Other capitalized terms used in this Agreement are defined elsewhere in this Agreement, as specified below:
Term                            Section
    Agreement                        Preamble
    Aggregator LLC                    Preamble
    Aggregator LLC Agreement                Section 2.1(b)
    Amended and Restated Bylaws            Section 2.1(a)
Amended and Restated Certificate of Incorporation    Section 2.1(a)
Attorney                        Section 2.2(c)
Board                            Recitals
Blockers                        Section 2.1(b)
Class B Securities Purchase Agreement        Section 2.1(b)
Code                            Section 4.13(b)
Company                        Preamble
Continuing Pre-IPO LLC Member            Preamble
Contribution and Exchange Agreement        Section 2.1(b)
Distribution Agreement                Section 2.1(b)
IPO                            Recitals
Signify Merger Sub 1                    Section 2.1(a)
Signify Merger Sub 2                    Section 2.1(a)
Signify Merger Sub 3                    Section 2.1(a)
New Mountain Blocker                Section 2.1(b)

New Remedy Corp. Merger Agreement        Section 2.1(b)
NMP AIV                        Preamble
NMP V Special Merger Agreement            Section 2.1(b)
Pubco                            Preamble
Pubco Merger Agreement 1                Section 2.1(b)
Pubco Merger Agreement 2                Section 2.1(b)
Pubco Merger Agreement 3                Section 2.1(b)
    Registration Rights Agreement            Section 2.1(b)
    Reorganization Transaction                Section 2.1
Subscription Agreement                Section 2.1(c)
Stockholders Agreement                Section 2.1(c)
Tax Receivable Agreement                Section 2.1(c)
Third Amended and Restated LLC Agreement    Section 2.1(b)
THV COH Blocker                    Section 2.1(b)
THV COH Merger Agreement            Section 2.1(b)

Section 1.3 Other Definitional and Interpretative Provisions. The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement unless otherwise specified. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute shall be deemed to refer to such statute as amended from time to time and to any rules or regulations promulgated thereunder. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.

ARTICLE II
REORGANIZATION TRANSACTIONS

Section 2.1Reorganization Transactions. Subject to the terms and conditions hereinafter set forth, and on the basis of and in reliance upon the representations, warranties, covenants and agreements set forth herein, the parties hereto shall take the actions described in this Section 2.1, or cause such actions to take place (each, a “Reorganization Transaction” and, collectively, the “Reorganization Transactions”):
(a)At least one Business Day prior to the IPO Closing Date, the applicable parties shall take the actions set forth below (or cause such actions to take place):
(i)Pubco shall adopt and file with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Incorporation of Pubco, in substantially the form attached hereto as Exhibit A (the “Amended and Restated Certificate of Incorporation”), with such changes or modifications as approved by the Board.
(ii)Pubco shall adopt Amended and Restated Bylaws of Pubco in substantially the form attached hereto as Exhibit B (the “Amended and Restated Bylaws”), with such changes or modifications as approved by the Board.
(iii)Pubco shall form Signify Merger Sub 1, LLC (“Signify Merger Sub 1”), a Delaware limited liability company, Signify Merger Sub 2, Inc. (“Signify Merger Sub 2”), a Delaware corporation, and Signify Merger Sub 3, Inc. (“Signify Merger Sub 3”), a Delaware corporation.
(b)At least one day prior to the IPO Closing Date, the applicable parties shall take the actions set forth below (or cause such actions to take place), which shall, in each case, be effective in the following order (except as set forth below):
(i)Company LLC Agreement. The Company, Pubco and the requisite Pre-IPO LLC Members shall amend and restate the Second Amended and Restated LLC Agreement in substantially the form attached hereto as Exhibit C (the “Third Amended and Restated LLC Agreement”), with such changes or modifications as approved by the Board, pursuant to which Pubco will be admitted as the managing member of the Company and all of the equity interests of the Company will be reclassified into LLC Units.
(ii)Aggregator LLC Agreement. Aggregator LLC, Pubco and NMP AIV shall amend and restate the Third Amended & Restated Limited Liability Company Agreement, dated as of February 12, 2020, of Aggregator LLC, in substantially the form attached hereto as Exhibit D (the “Aggregator LLC Agreement”), pursuant to which Pubco will be admitted as the managing member of the Aggregator LLC and all of the equity interests of Aggregator LLC will be reclassified into a single class of units.

(iii)Distribution Agreement. NMP AIV and New Mountain Partners V Special (AIV-C), LLC, a Delaware limited liability company (“New Mountain Blocker”) shall enter into a Distribution Agreement in substantially the form attached hereto as Exhibit E (the “Distribution Agreement”), pursuant to which NMP AIV shall distribute LLC Units to New Mountain Blocker in complete redemption of New Mountain Blocker’s interest in NMP AIV.
(iv)Merger Sub Entities Merger Agreements. The following mergers shall be effected simultaneously:
(A)NMP V Special Merger Agreement. Signify Merger Sub 1 and New Mountain Blocker (together with New Remedy Corp. and THV COH Blocker Corp., the “Blockers”) shall enter into a Merger Agreement in substantially the form attached hereto as Exhibit F (“NMP V Special Merger Agreement”), pursuant to which Signify Merger Sub 1 shall merge with and into New Mountain Blocker, with New Mountain Blocker surviving as a wholly owned subsidiary of Pubco.

(B)New Remedy Corp. Merger Agreement. Signify Merger Sub 2 and New Remedy Corp. shall enter into a Merger Agreement in substantially the form attached hereto as Exhibit G (“New Remedy Corp. Merger Agreement”), pursuant to which, Signify Merger Sub 2 shall merge with and into New Remedy Corp., with New Remedy Corp. surviving as a wholly owned subsidiary of Pubco.

(C)THV COH Merger Agreement. Signify Merger Sub 3 and THV COH Blocker Corp., a Delaware corporation, (“THV COH Blocker”) shall enter into a Merger Agreement in substantially the form attached hereto as Exhibit H (“THV COH Merger Agreement”), pursuant to which, Signify Merger Sub 3 shall merge with and into THV COH Blocker, with THV COH Blocker surviving as a wholly owned subsidiary of Pubco.

(v)Pubco Merger Agreements. New Mountain Blocker and Pubco shall enter into a Merger Agreement in substantially the form attached hereto as Exhibit I (“Pubco Merger Agreement 1”), New Remedy Corp. and Pubco shall enter into a Merger Agreement in substantially the form attached hereto as Exhibit J (“Pubco Merger Agreement 2”) and THV COH Blocker and Pubco shall enter in a Merger Agreement in substantially the form attached hereto as Exhibit K (“Pubco Merger Agreement 3”), pursuant to which each of New Mountain Blocker, New Remedy Corp. and THV COH Blocker will simultaneously merge with and into Pubco.
(vi)Contribution and Exchange Agreement. NMP AIV and Pubco will enter a Contribution and Exchange Agreement in substantially the form attached hereto as Exhibit L (the “Contribution and Exchange Agreement”), pursuant to which NMP

AIV shall contribute LLC Units to Pubco in exchange for shares of Class A Common Stock.
(vii)Class B Securities Purchase Agreement. Each of the Continuing Pre-IPO LLC Members and Pubco shall enter into a Securities Purchase Agreement in substantially the form attached hereto as Exhibit M (for each Continuing Pre-IPO LLC Member, its “Class B Securities Purchase Agreement”), pursuant to which Pubco shall issue to the Continuing Pre-IPO LLC Member a number of shares of Class B Common Stock equal to the total number of LLC Units that such Continuing Pre-IPO LLC Member owns after reclassification of the Company's existing equity interests into LLC Units as set forth in the Third Amended and Restated LLC Agreement; in the case of Aggregator LLC, each member of Aggregator LLC, and not Aggregator LLC, shall enter into a Class B Securities Purchase Agreement for a number of shares equal to the total number of LLC Units that will be held by Aggregator, LLC on behalf of such member.
(c)Additional documentation to be entered into in connection with the Reorganization Transactions:
(i)Tax Receivable Agreement. Pubco, the Company, each of the equityholders and optionholders of the Blockers, each of the holders of synthetic equity units, and each of the Continuing Pre-IPO LLC Members shall enter into a Tax Receivable Agreement in substantially the form attached hereto as Exhibit N (the “Tax Receivable Agreement”).
(ii)Subscription Agreement. The Company and Pubco shall enter into a Subscription Agreement in substantially the form attached hereto as Exhibit O (the “Subscription Agreement”), pursuant to which Pubco will contribute the cash received in the IPO to the Company in exchange for LLC Units.
(iii)Other Agreements. Certain of the Post-IPO LLC Members and Pubco shall enter into a Stockholders Agreement in substantially the form attached hereto as Exhibit P (the “Stockholders Agreement”). Pubco and certain of the Post-IPO LLC Members shall enter into a Registration Rights Agreement in substantially the form attached hereto as Exhibit Q (the “Registration Rights Agreement”).
Section 2.2 Consent to Reorganization Transactions; Power of Attorney
(a)Each of the parties hereto hereby acknowledges, agrees and consents to all of the Reorganization Transactions. Each of the parties hereto shall take all action necessary or appropriate in order to effect, or cause to be effected, to the extent within its control, each of the Reorganization Transactions; provided, that nothing herein requires Pubco or the Company to consummate the IPO.
(b)Each Pre-IPO LLC Member shall deliver to the Company or Pubco, as the case may be, promptly upon request (and in any event prior to the IPO Closing Date), duly executed versions of each of the Reorganization Documents to which it is a party, together with any other documents and instruments reasonably requested by either the Company or Pubco to be executed and delivered in connection with the Reorganization Transactions. If a Pre-IPO LLC Member fails to take any action required by this Agreement after reasonable notice thereof, the Pre-IPO LLC Member agrees that such action may be taken by the Attorneys appointed under Section 2.2(c).
(c)In connection with the foregoing, each Pre-IPO LLC Member (other than New Remedy and NMP AIV) hereby irrevocably constitutes and appoints Kyle Armbrester and Steven Senneff as attorneys-in-fact (individually, an “Attorney” and collectively, the “Attorneys”) of such Pre-IPO LLC Member, each with full power and authority to act together or alone, including full power of substitution, in the name of and for and on behalf of such Pre-IPO LLC Member with respect to all matters arising in connection with the Reorganization Transactions, including the power and authority to execute and deliver each Reorganization Document on behalf of such Pre-IPO LLC Member and to take any and all actions necessary to effectuate the foregoing, including endorsing (in blank or otherwise) on behalf of such Pre-IPO LLC Member any certificate or certificates representing LLC Units to be transferred by such Pre-IPO LLC Member, or a stock power or powers attached to such certificate or certificates and taking any other action that the Attorneys, or any one of them, in their or his or her sole discretion may consider necessary or proper in connection with or to carry out the Reorganization Transactions, as fully as could such Pre-IPO LLC Member if personally present and acting. This power of attorney and all authority conferred hereby are granted and conferred subject to the interests of Pubco and in consideration of those interests, and for the purpose of completing the transactions contemplated by the Reorganization Documents. This power of attorney and all authority conferred hereby is coupled with an interest and shall be irrevocable and shall not be terminated by a Pre-IPO LLC Member or by operation of law, whether by the dissolution or liquidation of any corporation, limited liability company or partnership, or by the occurrence of any other event. If any event described in the preceding sentence shall occur before the completion of the Reorganization Transactions, then action taken by the Attorneys, or any one of them, pursuant to this power of attorney shall be as valid as if such event had not occurred, whether or not the Attorneys, or any one of them, shall have received notice of such event. Notwithstanding the foregoing, if this Agreement is terminated under Section 2.3, then from and after such date the Pre-IPO LLC Member shall have the power to revoke all authority hereby conferred by giving notice on or promptly after such date to each of the Attorneys that this power of attorney has been terminated; subject, however, to all lawful action done or performed by the Attorneys or any one of them pursuant to this power of attorney prior to the actual receipt of such notice; and provided that any such revocation or termination shall not revoke the power of the Attorneys to take actions in connection with Section 2.3(b). Each Pre-IPO LLC Member agrees to hold the Attorneys free and harmless from any and all loss, damage or liability that they, or either one of them, may sustain as a result of any action taken in good faith hereunder. It is understood that the Attorneys shall serve without compensation. For the avoidance of doubt, to the extent there is any conflict between the power of attorney set forth in this Section 2.2(c) and the power of attorney set forth in any other agreement between the Company and any Pre-IPO LLC Member, such other agreement shall prevail.

Section 2.3 Liabilities in Event of Termination; Certain Covenants.
(a)In the event that (i) the IPO is abandoned by Pubco or (ii) the IPO Closing Date does not occur by the date that is twelve (12) months after the date of this Agreement, then (A) this Agreement and the other Reorganization Documents shall automatically terminate and be of no further force or effect except for this Section 2.3, Section 2.2(c) and Article 4 and (B) there shall be no liability on the part of any of the parties hereto, except termination will not relieve any party hereto from liability for any breach of this Agreement or a Reorganization Document prior to the date of such termination in which case any and all remedies available to the other parties either in law or equity shall be preserved and survive the termination of this Agreement.
(b)In the event that this Agreement is terminated for any reason after the consummation of any Reorganization Transaction, the parties agree, as applicable, to cooperate and work in good faith to execute and deliver such agreements and consents and amend such documents and to effect such transactions or actions as may be necessary to re-establish the rights, preferences and privileges that the parties hereto had prior to the consummation of the Reorganization Transactions, or any part thereof, including voting any and all securities owned by such party in favor of any amendment to any organizational document and in favor of any transaction or action necessary to re-establish such rights, powers and privileges and causing to be filed all necessary documents with any governmental authority necessary to reestablish such rights, preferences and privileges, in each case as reasonably directed by the Company. If a Pre-IPO LLC Member fails to take any action required by this Section 2.3(b) after reasonable notice thereof, the Pre-IPO LLC Member agrees that such action may be taken by the Attorneys appointed under Section 2.2(c) (and such provision for this purpose shall survive termination of this Agreement).
(c) For the avoidance of doubt, each party acknowledges and agrees that until the consummation of the Reorganization Transactions: (i) each Pre-IPO LLC Member shall continue to own the capital stock or equity interests of the Company that it owns prior to the consummation of the Reorganization Transactions subject to all of the existing agreements, restrictions and obligations to which the Pre-IPO LLC Member is a party or otherwise bound, and (ii) the rights of the parties hereto under the Second Amended and Restated LLC Agreement and any other agreements governing capital stock or equity interests of the Company shall not be affected, and all such agreements shall remain in full force and effect and unmodified.
(d)Each Pre-IPO LLC Member acknowledges and agrees that none of Pubco, the Company or any other party hereto shall be required to disclose the following information to the Pre-IPO LLC Member, and may redact this information from any copy of a Reorganization Document provided to the Pre-IPO LLC Member: the number of LLC Units and shares of Class B Common Stock acquired by another Pre-IPO LLC Member in the Reorganization Transactions, except for any such information that is made publicly available by Pubco or the Company, or is required to be made publicly available under applicable law, in connection with the IPO.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Each party hereto hereby represents and warrants to all of the other parties hereto as follows:
Section 3.1 The execution, delivery and performance by such party of this Agreement and of the applicable Reorganization Documents, to the extent a party thereto, has been duly authorized by all necessary action. If such party is not an individual, such party is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation.
Section 3.2 Such party has the requisite power, authority and legal right to execute and deliver this Agreement and each of the applicable Reorganization Documents, to the extent a party thereto, and to consummate the transactions contemplated hereby and thereby, as the case may be.
Section 3.3 This Agreement and each of the Reorganization Documents to which it is a party has been (or when executed will be) duly executed and delivered by such party and constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, subject to (a) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (b) general equitable principles (whether considered in a proceeding in equity or at law) and (c) an implied covenant of good faith and fair dealing.
Section 3.2 Neither the execution, delivery and performance by such party of this Agreement and the applicable Reorganization Documents, to the extent a party thereto, nor the consummation by such party of the transactions contemplated hereby or thereby, nor compliance by such party with the terms and provisions hereof or thereof, will, directly or indirectly (with or without notice or lapse of time or both), (i) if such party is not an individual, contravene or conflict with, or result in a breach or termination of, or constitute a default under (or with notice or lapse of time or both, result in the breach or termination of or constitute a default under) the organizational documents of such party, (ii) constitute a violation by such party of any existing requirement of law applicable to such party or any of its properties, rights or assets or (iii) require the consent or approval of any Person, except, in the case of clauses (ii) and (iii), as would not reasonably be expected to result in, individually or in the aggregate, a material adverse effect on the ability of such party to consummate the transactions contemplated by this Agreement.
ARTICLE IV
MISCELLANEOUS

Section 4.1Amendments and Waivers. This Agreement (including its Exhibits) may be modified, amended or waived only with the written approval of Pubco (as approved by the Board) and NMP AIV. All parties to this Agreement shall be bound by any modification, amendment or waiver effected in accordance with this Section 4.1, whether or not such party has consented thereto; provided, however, that an amendment or modification that would affect any other party in a manner materially and disproportionately adverse to such party shall be effective against such party so materially and adversely affected only with the prior written consent of such party, such consent not to be unreasonably withheld, conditioned or delayed. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. Notwithstanding anything to the contrary in this Section 4.1, nothing in this Section 4.1 shall be deemed to contradict the provisions of Section 2.3.
Section 4.2Assignment. Neither this Agreement nor any of the rights or obligations hereunder shall be assigned by any party hereto without the prior written consent of Pubco and NMP AIV. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.
Section 4.3Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission and electronic mail (“e-mail”) transmission, so long as a receipt of such e-mail is requested and not received by automated response). All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. local time on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt. All such notices, requests and other communications to any party hereunder shall be given to such party as follows:
If to Pubco or the Company:

    c/o Cure TopCo, LLC
    Attn: Chief Executive Officer or Chief Financial and Administrative Officer
    800 Connecticut Avenue
    Norwalk, CT 06854
    Email: karmbrester@signifyhealth.com or ssenneff@signifyhealth.com

With copies (which shall not constitute actual notice) to:

Davis Polk & Wardwell LLP
Attn: Shane Tintle
450 Lexington Avenue
New York, New York 10017
E-mail: shane.tintle@davispolk.com

If to a Continuing Pre-IPO LLC Member, to the notice address for such Person provided under the terms of the Second Amended and Restated LLC Agreement.

Section 4.4Further Assurances. Each party to this Agreement, at any time and from time to time upon the reasonable request of either Pubco or the Company, shall promptly execute and deliver, or cause to be executed and delivered, all such further instruments and take all such further actions as may be reasonably necessary or appropriate to confirm or carry out the purposes and intent of this Agreement.
Section 4.5Entire Agreement. Except as otherwise expressly set forth herein, this Agreement, together with the Reorganization Documents, embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way.
Section 4.6Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the law of the State of New York, without regard to the conflicts of law rules of such state.
Section 4.7Jurisdiction. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York or any New York State court sitting in the Borough of Manhattan, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.
Section 4.8WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 4.9Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or entity or any circumstance, is found to be invalid or unenforceable in any jurisdiction, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons, entities or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 4.10Enforcement. Each party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.
Section 4.11Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by facsimile, e-mail or .pdf format signature(s).
Section 4.12Expenses. The Company shall pay all transaction costs associated with the Reorganization Transactions to the extent such costs are incurred for the benefit of all Pre-IPO LLC Members (including those incurred by the Company), as reasonably determined by the Company. Expenses incurred by any Pre-IPO LLC Member on its own behalf (including the fees and disbursements of counsel, advisors and other Persons retained by such Pre-IPO LLC Member) will not be considered costs incurred for the benefit of all Pre-IPO LLC Members and, unless otherwise agreed by the Company, will be the responsibility of such Pre-IPO LLC Member.
[Signature page follows]

                    SIGNIFY HEALTH, INC., a Delaware corporation

By:
                Name:
                    Title:

CURE TOPCO, LLC, a Delaware limited liability company

By:
                Name:
                    Title:

New Remedy Corp., a Delaware corporation

By:
                Name:
                    Title:

New Mountain Partners V (AIV-C), L.P., a Delaware limited partnership

By:
                Name:
                    Title:

CURE AGGREGATOR, LLC, a Delaware limited liability company

By:
                Name:
                    Title:

TTCP EXECUTIVE FUND – CA, LLC, a Delaware limited liability company

By:
                Name:
                    Title:

HV SPECIAL SITUATIONS FUND L.P. (uaw), a Delaware limited partnership

By:
                Name:
                    Title:

THV COH BLOCKER CORP., a Delaware corporation

By:
                Name:
                    Title:

Exhibit A

Amended and Restated Certification of Incorporation

See attached.

Exhibit B

Amended and Restated Bylaws

See attached.

Exhibit C

Third Amended and Restated LLC Agreement

See attached.

Exhibit D

Aggregator LLC Agreement

See attached.

xhibit E

Distribution Agreement

See attached.

Exhibit F

NMP V Special Merger Agreement

See attached.

Exhibit G

New Remedy Corp. Merger Agreement

See attached.

Exhibit H

THV COH Merger Agreement

See attached.

Exhibit I

Pubco Merger Agreement 1

See attached.

Exhibit J

Pubco Merger Agreement 2

See attached.

Exhibit K

Pubco Merger Agreement 3

See attached.

Exhibit L

Contribution and Exchange Agreement

See attached.

Exhibit M

Class B Securities Purchase Agreement

See attached.

Exhibit N

Tax Receivable Agreement

See attached.

Exhibit O

Subscription Agreement

See attached.

Exhibit P

Stockholders Agreement

See attached.

Exhibit Q

Registration Rights Agreement

See attached.